EXHIBIT 10.N

                          AGREEMENT AND FIRST AMENDMENT
                               TO CREDIT AGREEMENT
                               (November 17, 1999)

      THIS AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "AGREEMENT"), dated as of November 17, 1999, is made and entered into by and among SANTA FE SNYDER CORPORATION (the "COMPANY"), a Delaware corporation; the financial institutions listed on the signature pages hereto; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("CHASE TEXAS"), acting in its capacity as agent (in such capacity, the "AGENT"). The Company, the financial institutions parties hereto, and the Agent are herein sometimes called the "PARTIES".

RECITALS:

      1. The Company, the Agent, certain of the Parties, and other financial institutions entered into a Credit Agreement dated as of May 5, 1999 (the "CREDIT AGREEMENT").

      2. SECTION 2.9 of the Credit Agreement permits the Company to effectuate an increase in the Aggregate Commitment by adding to the Credit Agreement one or more commercial banks or other financial institutions, or by allowing one or more Banks to increase its Commitment under the Credit Agreement, PROVIDED certain criteria are met. Pursuant to SECTION 2.9, this increase can be effected without the consent of the Banks whose Commitments do not change. The Company has notified the Agent of its desire to exercise its rights under said SECTION 2.9.

      3. The Parties desire to reflect the Company's exercise of its rights under SECTION 2.9 of the Credit Agreement, to adopt the Credit Agreement as their own agreement and to amend the Credit Agreement in certain respects to reflect the increase in the Aggregate Commitment, to provide for additional financial institutions to become Banks, to change the Commitments of certain Banks, and to make certain other changes thereto, all as more fully described below; and to ratify, confirm and continue the Credit Agreement as so adopted and amended. Banks which are not parties to this Agreement shall retain their existing Commitments under the Credit Agreement.

AGREEMENTS:

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

      1. AMENDMENT AND ADOPTION OF THE CREDIT AGREEMENT. The Parties hereby adopt and continue the Credit Agreement as their own agreement. By executing this Agreement, each of the Parties agrees to be bound by the terms of the Credit Agreement as hereby adopted and amended. Each of the financial institutions executing this Agreement shall have the rights of and be obligated to perform the obligations of a Bank under the Credit Documents and, together with the other Banks, shall be considered a "Bank" for all purposes of the Credit Documents.

      2. AMENDMENT OF DEFINITIONS. SECTION 1.1 of the Credit Agreement is amended to amend the following definitions:

            "COMMITMENT" shall mean, as to any Bank, the obligation, if any, of such Bank to extend credit to the Company in the form of Loans and Letters of Credit in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite such Bank's name (i) in the case of Banks which are not parties to the First Amendment, on the signature pages of this Agreement under the caption "Commitment" or in such Bank's Assignment Agreement and (ii) in the case of Banks which are parties to the First Amendment, on the signature pages of the First Amendment under the caption "Commitment" or in its Assignment Agreement (in each case of (i) or (ii) above, as the same may be reduced from time to time or terminated pursuant to SECTION 2.3, or modified pursuant to
      SECTION 12.6).

      3. ADDITIONAL DEFINITION. There is hereby added to SECTION 1.1 of the Credit Agreement the following definition:

            ""FIRST AMENDMENT" shall mean the Agreement and First Amendment to Credit Agreement dated as of November 17, 1999."

      4. AMENDMENT OF SECTION 2.7 OF THE CREDIT AGREEMENT. SECTION 2.7 of the Credit Agreement is hereby amended by deleting from the first sentence thereof the words "as originally in effect".

      5. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to the Agent and each Bank as follows:

            (a)   no Default has occurred and is continuing;

            (b) there has been no Material Adverse Change since the date of the Credit Agreement;

            (c) all representations and warranties made in each Credit Document are true and correct in all material respects on and as of the date of this Agreement, with the same force and effect as if made on and as of such date (except as the same are expressly stated in the Credit Documents to be made only as of a specific earlier date, in which case the same shall have been true and correct in all material respects as of such earlier date); and

            (d) no Eurodollar Loan is outstanding on the date of this Agreement.

      6. CONDITIONS PRECEDENT. This Agreement shall become effective on the date (the "EFFECTIVE DATE") that each of the following conditions shall have been satisfied or waived in the discretion of the Agent:

            (a) CORPORATE ACTION AND STATUS. The Agent shall have received copies of the resolutions of the Board of Directors of the Company, certified by the Secretary of the Company, for all corporate action taken by the Company authorizing the execution, delivery and performance of this Agreement and the Notes.

            (b) INCUMBENCY. The Company shall have delivered to the Agent a certificate in respect of the name and signature of each officer who (i) is authorized to sign on its behalf this Agreement and the Notes and (ii) will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Credit Documents. The Agent and each Bank may conclusively rely on such certificates until they receive notice in writing from the Company to the contrary.

            (c) NOTES. The Agent shall have received the appropriate Note of the Company for each Bank, in the amount of each Bank's Commitment, duly completed and executed.

            (d) CREDIT DOCUMENTS; EXPENSES. The Company shall have duly executed and delivered this Agreement and the other Credit Documents provided for herein to which it is a party, and each such Credit Document shall be in Proper Form. Each such Credit Document shall be in substantially the form furnished to the Banks prior to their execution of this Agreement, together with such non-material changes therein as the Agent may approve in its discretion. The Company shall have paid to the Agent all fees and expenses, including those for the benefit of the Banks, in the amounts previously agreed upon in writing among the Company and the Agent and all amounts due under SECTION 12.

            (e) COUNTERPARTS. The Agent shall have received counterparts of this Agreement duly executed and delivered by or on behalf of each of the parties thereto (or, in the case of any Bank as to which the Agent shall not have received such a counterpart, the Agent shall have received evidence satisfactory to it of the execution and delivery by such Bank of a counterpart hereof).

            (f) CONSENTS. The Agent shall have received evidence satisfactory to it in its discretion that all consents of each Governmental Authority and of each other Person, if any, required in connection with the execution, delivery and performance of this Agreement and the Notes have been received and remain in full force and effect.

            (g) OTHER DOCUMENTS. The Agent shall have received such other documents consistent with the terms of this Agreement and relating to the transactions contemplated hereby as the Agent may reasonably request.

            (h)   NO  DEFAULT.   No  Default  shall  have  occurred  and  be
      continuing.

            (i) NO LEGAL BAR. Such effectiveness shall not violate any Legal Requirement applicable to the Agent or any Bank.

PROVIDED, HOWEVER, that this Agreement shall not become effective or be binding on any Party unless all of the foregoing conditions are satisfied not later than November 30, 1999. The Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all Parties. All provisions and payments required by this SECTION 6 are subject to the provisions of SECTION 12.8 of the Credit Agreement.

      7. ACKNOWLEDGMENTS; APPOINTMENT AND AUTHORIZATION. Each of The Sanwa Bank Ltd., The Bank of Tokyo-Mitsubishi, Ltd. and Credit Suisse First Boston (collectively, the "NEW BANKS") hereby (a) acknowledges receipt of copies of the Credit Agreement and the most recent financial statements of the Company, and
(b) acknowledges and agrees that (1) it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements of the Company delivered to such New Bank by the Company and such other documents and information as such New Bank has deemed appropriate, made its own credit analysis and decision to become a Bank and (2) it is a Bank for all purposes of the Credit Agreement, with all of the rights, liabilities and obligations of a Bank to the extent of its Commitment. Each New Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Notes as are delegated to the Agent by the terms of the Credit Agreement or the Notes, together with all such powers as are reasonably incidental thereto, and agrees with the Agent to all matters set forth in SECTION 11 of the Credit Agreement.

      8. COLLATERAL. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in the Credit Agreement.

      9. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

      10. RATIFICATION. Except as expressly amended hereby, the Credit Agreement, as hereby adopted and amended, is in all respects ratified, confirmed and continued as the agreement of the Parties and is, and shall continue to be, in full force and effect and binding upon the Parties. The Company hereby agrees and acknowledges that all of its liabilities and obligations under the Credit Agreement, as hereby adopted and amended, remain in full force and effect and binding upon it as of the date of this Agreement.

      11. DEFINITIONS AND REFERENCES. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the meanings therein ascribed to them. The term "Agreement" as used in the Credit Agreement and the term "Credit Agreement" as used in this Agreement or in any other instrument, document or writing furnished to the Agent or any Bank by or on behalf of the Company shall mean the Credit Agreement as hereby amended.

      12. EXPENSES; ADDITIONAL INFORMATION. The Company shall pay to the Agent on demand (i) all out-of-pocket expenses (including fees and disbursements of special counsel to the Agent and expenses of syndication) in connection with the preparation and administration of this Agreement, any waiver or consent hereunder and any amendment hereof, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

      13. SEVERABILITY. If any term or provision of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and this Agreement shall be valid and enforced to the fullest extent permitted by applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions thereof or affecting the validity or enforceability of such provision in any other jurisdiction and, to this end, the provisions of this Agreement are severable.

      14. MISCELLANEOUS. This Agreement (a) shall be binding upon and inure to the benefit of the Company, the Agent and the Banks and their respective successors and assigns (however, the Company may not assign its rights hereunder without the express prior written consent of all Banks); (b) may be modified or amended only in the manner prescribed for amendments to the Credit Agreement in
SECTION 12.5 of the Credit Agreement; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (TO THE EXTENT PERMITTED BY LAW, OTHER THAN ITS CONFLICT OF LAW RULES) AND OF THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the Parties on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the Credit Agreement and the Notes, embodies the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Agreement.

      15. ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE NOTES, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers effective as of the date provided herein.



                                    SANTA FE SNYDER CORPORATION,
                                    a Delaware corporation



                                    By:_______________________________________
                                          Mark A. Jackson, Executive Vice
                                          President and Chief Financial Officer



                                    Address for Notices:
                                    Santa Fe Snyder Corporation
                                    840 Gessner, Suite 1400
                                    Houston, Texas 77024
                                    Telephone: (713) 507-5000
                                    Telecopy:  (713) 507-5341
                                    Attention:  Treasurer

COMMITMENT:                         CHASE BANK OF TEXAS, NATIONAL
$43,000,000                         ASSOCIATION, Individually and as
                                    Administrative Agent



                                    By:_______________________________________
                                          Russell A. Johnson
                                          Vice President

                                       Address for Notices:
Domestic and Eurodollar
Lending Offices:                       Chase Bank of Texas,
                                       National Association
Chase Bank of Texas,                   1 Chase Manhattan Plaza
National Association                   New York, NY 10081
600 Travis Street, 20th Floor          Telephone: (212) 552-7446
Houston, Texas 77002-8086              Telecopy: (212) 552-5777
Attention: Peter Licalzi               E-Mail Address: debbie.rockower@chase.com
Telephone:  (713) 216-8869             Attn.: Debbie Rockower
Telecopy:  (713) 216-4117
E-Mail Address: peter.licalzi@chase.com

WITH A COPY TO:
--------------

Chase Bank of Texas, National Association
600 Travis, 20th Floor
Houston, Texas 77002-8086
Attn.: Peter Licalzi
Telephone: (713) 216-8869
Telecopy: (713) 216-4117
E-Mail Address: ____________________
Attn.: Peter Licalzi

COMMITMENT:                         ABN AMRO BANK N.V., INDIVIDUALLY AND AS A
$35,375,000                          CO-AGENT


                                    By:_______________________________________
                                          Robert J. Cunningham
                                          Group Vice President


                                    By:_______________________________________
                                          Jamie A. Conn
                                          Vice President

                                   ADDRESS FOR ALL REQUIRED
                                   FINANCIAL INFORMATION:
                                   ABN AMRO Bank N.V.
                                   208 South LaSalle Street, Suite 1500
                                   Chicago, Illinois 60604
                                   Attention: Credit Administration
                                   Telephone:  (312) 992-5123
                                   Fax:  (312) 992-5111
                                   E-Mail Address: _____________________

                                   WITH A COPY TO:
                                   ABN AMRO Bank N.V.
                                   Three Riverway, Suite 1700
                                   Houston, Texas 77056
                                   Attention: Robert J. Cunningham
                                   Telephone:  (713) 964-3351
                                   Fax:  (713) 961-1699
                                   E-Mail Address: robert.cunningham@abnamro.com

                                   LOAN ADMINISTRATION CONTACTS:
                                   ABN AMRO Bank N.V.
                                   208 South LaSalle Street, Suite 1500
                                   Chicago, Illinois 60604
                                   Attention: Loan Administration
                                   Telephone:  (312) 992-5152
                                   Fax:  (312) 992-5157
                                   E-Mail Address: _____________________

                                   LETTER OF CREDIT CONTACTS:
                                   ABN AMRO Bank N.V.
                                   200 West Monroe Street, Suite 1100
                                   Chicago, Illinois 60606-5002
                                   Attention: Trade Services Department
                                   Telephone:  (888) 226-5113
                                   Fax:  (888) 226-5119
                                   E-Mail Address:____________________________

COMMITMENT:                         BANK ONE, TEXAS, N.A., Individually and as
$43,000,000                         Co-Documentation Agent


                                    By:_______________________________________
                                          Charles Kingswell-Smith
                                          Senior Vice President

                                    CREDIT CONTACT:
Domestic and Eurodollar             910 Travis Street
Lending Offices:                    Houston, Texas 77002-4330
                                    Attn.: Mr. Charles Kingswell-Smith
Bank One, Texas, N.A.               Telephone:  (713) 751-7803
910 Travis Street                   Telecopy: (713) 751-3544
Houston, Texas 77002                E-Mail Address: _____________________


                                    ADMINISTRATIVE CONTACTS -
                                    BORROWINGS, PAYMENTS, INTEREST, ETC.:
Tax Withholding Information:        910 Travis Street
                                    Houston, Texas 77002-4225
Tax ID No.:                         Attn.: Ms. Karen Smith
                                    Telephone: (713) 751-3872
                                    Telecopy: (713) 751-3590

                                    REMITTANCE INSTRUCTIONS:
                                    Bank One, Texas, N.A.
                                    ABA Transmit No.: 111000614
                                    Name of Account: Loan Services
                                    Account No.: 1065151010
                                    Attn.: ___________________
                                    Re: Santa Fe Snyder Corporation

COMMITMENT:                         BANK OF AMERICA, NATIONAL
$43,000,000                         ASSOCIATION, formerly known as  Bank of
                                    America, National Trust and Savings
                                    Association, Individually and as Syndication
                                      Agent


                                    By:_______________________________________
                                          Ronald E. McKaig
                                          Managing Director

Domestic and Eurodollar                CREDIT CONTACT:
Lending Offices:                       Bank of America, National Association
                                       333 Clay Street, Suite 4550
Bank of America, National Association  Houston, Texas 77002
901 Main St.                           Attn.: Ronald E. McKaig
Dallas, TX  75202-3714                 Telephone: (713) 651-4881
                                       Telecopy: (713) 651-4888
                                       E-Mail:  Ronald.McKaig@Bankamerica.com

                                       ADMINISTRATIVE CONTACTS -
                                       BORROWINGS, PAYMENTS, INTEREST, ETC.:
                                       901 Main St.
                                       Dallas, TX  75202-3714
                                       Attn.: Linda Adjei-Kontoh
                                       Telephone: (214) 209-3621
                                       Telecopy: (214) 290-9433

                                       COMPETITIVE BID CONTACT:
                                       1455 Market Street
                                       San Francisco, CA 94103
                                       Attn.: Carolyn Alberts
                                       Telephone: (415) 622-2020
                                       Telecopy: (415) 622-2237

                                       PAYMENT INSTRUCTIONS:
                                       Bank of America, National Association
                                       ABA Routing No.: 111000012
                                       Acct. No.: 1292000883

COMMITMENT:                         WELLS FARGO BANK (TEXAS), N.A.,
$35,375,000                          Individually and as Co-Documentation Agent



                                    By:_______________________________________
                                          Brian K. Otis
                                          Assistant Vice President

                                    ADDRESS FOR BUSINESS MATTERS:
Domestic and Eurodollar             1000 Louisiana, 3rd Floor
Lending Offices:                    Houston, Texas 77002
                                    Attention:  Brian K. Otis
Wells Fargo Bank                    Telephone:  (713) 319-1316
1000 Louisiana, 3rd Floor           Telecopy:  (713) 739-1087
Houston, Texas 77002                E-Mail Address: otisbrik@wellsfargo.com

                                    ADDRESS FOR ADMINISTRATIVE MATTERS:
                                    1000 Louisiana, 3rd Floor
                                    Houston, Texas 77002
                                    Attention:  Maria Valdivia
                                    Telephone:  (713) 319-1378
                                    Telecopy:  (713) 739-1087
                                    E-Mail Address: valdivia@wellsfargo.com

                                    201 Third Street, 8th Floor
                                    San Francisco, CA 94103
                                    Attn.: Oscar Enriquez
                                    Telephone: (415) 477-5425
                                    Telecopy: (415) 979-0675

                                    REMITTANCE INSTRUCTIONS:
                                    Wells Fargo Bank
                                    ABA #: 121000248
                                    Name of Account: Santa Fe Snyder
                                    Additional Info.: Loan Accounting Dept.-
                                                      Syndication

COMMITMENT:                         BANK OF MONTREAL
$20,000,000


                                    By:_______________________________________
                                          M. A. Bauman
                                          Director

                                    Address for Notices:

Domestic and Eurodollar             700 Louisiana, Suite 4400
Lending Offices:                    Houston, Texas 77002
                                    Attention: Mr. James Whitmore
115 S. LaSalle Street, 11th Floor   Telephone:  713/223-4400
Chicago, Illinois 60603             Telecopy:  713/223-4007
                                    E-Mail Address: _____________________


                                    ADMINISTRATIVE MATTERS:
                                    115 S. LaSalle Street, 11th Floor
                                    Chicago, Illinois 60603
                                    Attn.: Mr. C. Reynolds
                                    Telephone: (312) 750-3771
                                    Telecopy: (312) 750-6061

                                    PAYMENT INSTRUCTIONS:
                                    Harris Trust & Savings Bank
                                    ABA #071000288
                                    For Credit To: Bank of Montreal, Chicago
                                                   Branch
                                    Attn.: C. Reynolds
                                    Reference: Santa Fe Snyder Corporation

COMMITMENT:                         THE INDUSTRIAL BANK OF JAPAN,
$20,000,000                         LIMITED, NEW YORK BRANCH



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                         Address for Notices:

Domestic and Eurodollar                  Three Allen Center, Suite 4850
Lending Offices:                         333 Clay Street
                                         Houston, Texas 77002
The Industrial Bank of Japan, Limited,   Attn.: Mr. Dan Davis, Vice President
    New York Branch                      Telephone: (713) 651-9444 ext. 103
1251 Avenue of the Americas              Telecopy: (713) 651-9209
New York, NY 10020-1104

                                         WITH A COPY TO:
                                         The Industrial Bank of Japan, Limited,
                                             New York Branch
                                         1251 Avenue of the Americas
                                         New York, NY 10020-1104
                                         Attn.: Mr. Robert Cumming, Credit
                                                Administration
                                         Telephone: (212) 282-4067
                                         Telecopy: (212) 282-4480/(212) 282-4250

                                         PAYMENT INSTRUCTIONS:
                                         (VIA FED)
                                         The Industrial Bank of Japan, Limited,
                                             New York Branch
                                         ABA#: 026008345
                                         Reference: SANTA FE SYNDER CORPORATION

COMMITMENT:                         DEUTSCHE BANK AG, NEW YORK BRANCH
$32,500,000                         A/O CAYMAN ISLANDS BRANCH




                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________




                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    Address for Notices:
DOMESTIC LENDING OFFICE:
                                    31 W. 52nd Street
Deutsche Bank AG                    New York, NY 10019
New York Branch                     Attn.: Scott Weber
31 W. 52nd Street                   Telephone: (212) 759-6756
New York, NY 10019                        Telecopy: (212) 759-6736
Telecopy: (212) 469-4138/4139
                                    WITH A COPY TO:

EURODOLLAR LENDING OFFICE:
                                    Deutsche Bank AG
Deutsche Bank AG                    New York Branch
Cayman Island Branch                31 W. 52nd Street
c/o New York Branch                       New York, NY 10019
31 W. 52nd Street                   Attn.: Ms. Donna Quilty
New York, NY 10019                        Telephone: (212) 469-8196
Telecopy: (212) 469-4138/4139       Telecopy: (212) 469-8173

                                    OPERATION CONTACT:
                                    Deutsche Bank AG
                                    New York Branch
                                    31 W. 52nd Street
                                    New York, NY 10019
                                    Attn.: Joe Gyurindak
                                    Telephone: (212) 469-4107
                                    Telecopy: (212) 469-4138/4139

                                    PAYMENT INSTRUCTIONS:
                                    Deutsche Bank AG
                                    New York Branch
                                    ABA#: 026003780
                                    Reference:  Santa Fe Snyder

COMMITMENT:                         CREDIT LYONNAIS NEW YORK BRANCH,
$35,375,000                         Individually and as a Co-Agent


                                    By:_______________________________________
                                          Philippe Soustra
                                          Senior Vice President

                                    CREDIT CONTACT:
Domestic and Eurodollar             1000 Louisiana, Suite 5360
Lending Offices:                    Houston, Texas 77002
                                    Attn.: Jeffrey Baker
Credit Lyonnais New York Branch     Telephone:  (713) 753-8711
1301 Avenue of the Americas         Telecopy:   (713) 751-0307 or (713)751-0421
New York, NY 10019                  E-Mail Address: _____________________

                                    BACKUP CONTACT:
                                    1000 Louisiana, Suite 5360
                                    Houston, Texas 77002
                                    Attn.: John Falbo
                                    Telephone: (713) 753-8704
                                    Telecopy: (713) 751-0307 or (713) 751-0421

                                    ADMINISTRATIVE CONTACTS -
                                    BORROWINGS, PAYMENTS, INTEREST, ETC.:
                                    1000 Louisiana, Suite 5360
                                    Houston, Texas 77002
                                    Attn.: Bernadette Archie
                                    Telephone: (713) 753-8723
                                    Telecopy: (713) 759-9766 or (713) 751-0421

                                    PAYMENT INSTRUCTIONS:
                                    Credit Lyonnais New York
                                    ABA No.: 026008073
                                    Account No.: 01-88179-3701-00-179
                                    Ref.: Santa Fe Snyder

COMMITMENT:                         THE BANK OF NEW YORK
$20,000,000


                                    By:_______________________________________
                                          Peter W. Keller
                                          Vice President

                                    CREDIT CONTACT:
Domestic and Eurodollar             One Wall Street, 19th Floor
Lending Offices:                    New York, NY 10286
                                    Attn.: Peter W. Keller, Vice President
The Bank of New York                Telephone: (212) 635-7861
One Wall Street, 19th Floor         Telecopy: (713) 635-7552
Energy Division                     E-Mail Address:  p.keller@bankofny.com
New York, NY 10286

                                    ADMINISTRATIVE CONTACTS -
                                    BORROWINGS, PAYMENTS, INTEREST, ETC.:
Tax Withholding Information:        One Wall Street, 19th Floor
                                    New York, NY 10286
Tax ID No.: 13-5160382              Attn.: Lisa Williams
                                    Telephone: (212) 635-7535
                                    Telecopy: (212) 635-7552

                                    REMITTANCE INSTRUCTIONS:
                                    -----------------------
                                    The Bank of New York
                                    ABA Transmit No.: 021000018
                                    Name of Account: Commercial Loan Dept.
                                    GLA No.: 111556
                                    Ref.: Account Name

COMMITMENT:                         SALOMON BROTHERS HOLDING
$35,375,000                         COMPANY INC., Individually and as a Co-Agent


                                    By:_______________________________________
                                          Timothy Freeman
                                          Managing Director

Domestic and Eurodollar           CREDIT CONTACT:
Lending Offices:                  633 W. 5th Street, 63rd Floor
                                  Los Angeles, CA 90071
__________________________        Attn.: Sara Ahmed, Assistant Vice President
__________________________        Telephone: (213) 833-2376
__________________________        Telecopy: (213) 833-2381
                                  E-Mail Address: _____________________

                                  BACK-UP CREDIT CONTACT:
                                  633 W. 5th Street, 63rd Floor
                                  Los Angeles, CA 90071
                                  Telephone: (213) 833-2376
                                  Telecopy: (213) 833-2381
                                  Attn.: Michael Leyland

                                  ADMINISTRATIVE CONTACTS -
                                  BORROWINGS, PAYMENTS, INTEREST, ETC.:
                                  2 Pennsway, Suite 200
                                  New Castle, DE  19720
                                  Attn.: Tammy DeCourcelle
                                  Telephone: (302) 894-6018
                                  Telecopy: (302) _______________

                                  PAYMENT INSTRUCTIONS:
                                  Chase Manhattan Bank
                                  New York, NY
                                  ABA Transmit No.: 021-000-021
                                  Acct. Name: Salomon Brothers Holding Co., Inc. Account No.: 066 296 722
                                  Attn.: Tammy DeCourcelle
                                  Re: Santa Fe Snyder, Bank Loan Dept.

COMMITMENT:                         THE SANWA BANK, LIMITED
$20,000,000


                                    By:_________________________________________
                                       C. Lawrence Murphy, Senior Vice President

                                   Address for Notices:
Domestic and Eurodollar
Lending Offices:                   The Sanwa Bank, Limited
                                   1200 Smith Street, Suite 2670
The Sanwa Bank, Limited            Houston, Texas 77002
55 East 52nd Street                Telephone: (713) 652-3190
New York, New York  10055          Telecopy: (713) 654-1462
Attention:  Mr. C. Lawrence Murphy E-Mail Address: clyderedford@worldnet.att.net
Telephone:  (212) 339-6380         Attn.: Mr. Clyde Redford
Telecopy:  (212) 754-2360

WITH A COPY TO:

The Sanwa Bank, Limited
1200 Smith Street, Suite 2670
Houston, Texas 77002
Telephone: (713) 652-3190
Telecopy: (713) 654-1462
E-Mail Address: clyderedford@worldnet.att.net
Attn.: Mr. Clyde Redford

COMMITMENT:                         THE BANK OF TOKYO-MITSUBISHI, LTD.
$15,000,000


                                    By:_______________________________________
                                    Name:____________________________________
                                    Title:_____________________________________

                                    Address for Notices:

Domestic and Eurodollar
Lending Offices:                    The Bank of Tokyo-Mitsubishi, Ltd.
                                    1100 Louisiana, Suite 2800
The Bank of Tokyo-Mitsubishi, Ltd.  Houston, Texas  77010
1100 Louisiana, Ste. 2800           Telephone: (713) 655-3845/3815
Houston, Texas  77010               Telecopy:  (713) 655-3855/658-0116
Attention: J. M. McIntyre           E-Mail Address: jmcintyre@btmny.com
Telephone:  (713) 655-3845          Attn.: John McIntyre/Michael Meiss
Telecopy:  (713) 655-3855
E-Mail Address: jmcintyre@btmny.com


WITH A COPY TO:

_________________________________
_________________________________
_________________________________
Attn.: __________________________
Telephone: ______________________
Telecopy: _______________________
E_Mail Address: _________________
Attn.: __________________________

COMMITMENT:                         CREDIT SUISSE FIRST BOSTON
$10,000,000



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                          Address for Notices:

Domestic and Eurodollar
Lending Offices:                          Credit Suisse First Boston
                                          __________________________
_______________________________           __________________________
_______________________________           Telephone:________________
_______________________________           Telecopy:_________________
Attention: ____________________           E-Mail Address: ______________________
Telephone:  ___________________           Attn.: ___________________
Telecopy:  ____________________
E-Mail Address: _______________

WITH A COPY TO:

_______________________________
_______________________________
_______________________________
Attn.:_________________________
Telephone:_____________________
Telecopy:______________________
E-Mail Address:________________
Attn.:_________________________